UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2003

ROANOKE ELECTRIC STEEL CORPORATION
(Exact name of Registrant as specified in its charter)

Virginia	0-2389	54-0585263
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Westside Blvd., N.W., Roanoke, Virginia	24017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 342-1831

Item 7.	Financial Statements and Exhibits
(c)	Exhibits

	Exhibit No.	Description
	99.1	Quarterly Shareholder's Letter, issued June 23, 2003

Item 9.	Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

             The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition".

             On June 23, 2003, Roanoke Electric Steel Corporation issued a letter to shareholders reporting its financial results for the fiscal quarter ended April 30, 2003. A copy of the shareholders letter is attached hereto as Exhibit 99.1

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Electric Steel Corporation
By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: June 23, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Quarterly Shareholder's Letter, issued June 23, 2003